SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         -------------------------------

                         INTERNATIONAL TRAVEL CD'S, INC.
              ------------------------------------------------------
              (Exact name of registrant as specified on its charter)

        COLORADO                                              84-1553046
------------------------------                           -------------------
(State or jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                           Identification No.)


      2 N. Cascade Avenue, Suite 1100, Colorado Springs, CO      80210
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        (Address of principal executive offices)               (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-54292 (if applicable).

Securities to be registered pursuant to Section 12(b) of the Act:

                   None
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              (Title of Class)

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              (Title of Class)


Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class                      Name of each exchange on which
To be so registered                      Each class is to be registered
-------------------                      -----------------------------------
Common Stock                             The Over the Counter Bulletin Board

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            INFORMATION REQUIRED IN REGISTRATION STATEMENT
            ----------------------------------------------


Item 1.   Description of Registrant's Securities to Be Registered.
          --------------------------------------------------------

      The class of securities to be registered hereby is the Common Stock, $.001 par value per share (the "Common Stock") of International Travel CDs, Inc., a Colorado corporation.

      For a description of the Common Stock, reference is made to the Prospectus dated July 24, 2001 contained in the Registration Statement on Form SB-2 of International Travel CDs, Inc. (Registration No. 333-54292), which description is incorporated herein by reference.


Item 2.   Exhibits.
          ---------

1.	Articles of Incorporation of International Travel CDs
        (Incorporated herein by reference to Exhibit 3.1 to the Form SB-2 of International Travel CDs, Inc. (Registration No. 333-54292)),

2.	Bylaws of International Travel CDs CDs (Incorporated herein by reference to Exhibit 3.1 to the Form SB-2 of International Travel CDs, Inc. (Registration No. 333-54292)),

3.	Specimen Stock Certificate CDs (Incorporated herein by reference to Exhibit 3.1 to the Form SB-2 of International Travel CDs, Inc. (Registration No. 333-54292)),

4.	Opinion of Law Office of James G. Dodrill II, PA as to legality of securities being registered CDs (Incorporated herein by reference to Exhibit 3.1 to the Form SB-2 of International Travel CDs, Inc. (Registration No. 333-54292)),

5.	Agreement for Line of Credit from Aspin, Incorporated CDs
        (Incorporated herein by reference to Exhibit 3.1 to the Form SB-2 of International Travel CDs, Inc. (Registration No. 333-54292)),

6.	Guarantee of Line of Credit CDs (Incorporated herein by reference to Exhibit 3.1 to the Form SB-2 of International Travel CDs, Inc. (Registration No. 333-54292)),

7.	Consent of Cordovano and Harvey, PC.  CDs (Incorporated herein by reference to Exhibit 3.1 to the Form SB-2 of International Travel CDs, Inc. (Registration No. 333-54292)),

8.	Consent of Law Office of James G. Dodrill II, PA included in
        Exhibit 5 hereto CDs (Incorporated herein by reference to Exhibit
        3.1 to the Form SB-2 of International Travel CDs, Inc.
        (Registration No. 333-54292)),


                               SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  August 6, 2001
                                          INTERNATIONAL TRAVEL CD'S, INC.


                                          /s/Joshua N. Wolcott
                                          -------------------------------
                                          Joshua N. Wolcott, President and
                                          Chief Executive Officer


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